Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

(Growth Equity Artwork)

GROWTH EQUITY

Annual Report
2002

DELAWARE
Growth Opportunities Fund


[LOGO]
POWERED BY RESEARCH.(SM)

Table
of Contents

Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 5

Performance Summary                                             6

Financial Statements:

  Statement of Net Assets                                       7

  Statement of Operations                                       9

  Statements of Changes
    in Net Assets                                              10

  Financial Highlights                                         11

  Notes to Financial
    Statements                                                 15

  Report of Independent
    Auditors                                                   18

Board of Trustees/Officers                                     19

Delaware Investments
  Powered by Research [LOGO]


At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts. These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Letter                                       Delaware Growth Opportunities Fund
  to Shareholders                            October 10, 2002


Recap of Events
The fiscal year ended September 30, 2002 will likely be remembered as one of the stock market's most turbulent periods. As the fiscal year for your Fund began, the stock market had just started a three-month upward climb off its late September 2001 lows. The market advance was vigorous and broad based, as the "blue chip" stocks of the Dow Jones Industrial Average moved higher in virtual lockstep with the technology-laden equities of the Nasdaq Composite Index.

After reaching levels not seen in roughly four months, the stock advance began to lose traction in early January 2002. After a measure of profit taking, equities once again attempted to move higher. However, momentum was limited and by mid-March the major indexes began what would become a relatively precipitous decline into the summer months.

The market at long last found support from its fall in late July. From July 23, which represented the low point for the S&P 500 Index, stocks attempted a rally, much as they did some five months before. Yet gains quickly turned to losses again and equities closed the fiscal year well on the way to breaking those late July lows.

Given the hardship equity investors have experienced since the beginning of spring, we are cautiously optimistic about our collective financial future. Over the past year, the U. S. economy has shown itself to be surprisingly resilient. Recent government statistics revealed that what had been thought to be one of the shortest and mildest recessions in recent history was actually far longer than earlier reported, likely spanning three quarters instead of one quarter. Beginning with the final three months of 2001, the economy has since produced consistent, albeit mild, growth.

In our opinion, a fall back into recession currently seems highly unlikely. Rather, we like to look at the tangible signs of economic recovery. The consumer, long having been the anchor of the economy, continues to spend. Business spending, so strong in the latter 1990s but rather docile since 2000, has shown signs of reinvigoration.

A major catalyst for strength in the economy has been low interest rates. During 2001, the Federal Reserve cut the fed funds rate 11 times to a 40-year low of 1.75%, which has had wide-ranging effects on the economy. We have just seen zero-rate financing help August's car and light truck sales surge to 18.58 million units (Source: U.S. Department of Commerce). Better still has been the residential housing market, which has been energized by mortgage rates that have steadily fallen to levels not seen in several decades.

On the corporate front, productivity growth continues to improve and labor costs have been lower in each of five consecutive quarters. If this steady building of a pathway to improving earnings continues, we believe investors might eventually shed the generally pessimistic outlook they have held for many months.


Total Return
For the year ended September 30, 2002                       One Year
---------------------------------------------------------------------
Delaware Growth Opportunities Fund - Class A Shares          -12.04%
Russell Midcap Growth Index                                  -15.50%
Lipper Multi-Cap Growth Funds Average (387 funds)            -20.38%
---------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Multi-Cap Growth Funds Average represents the average return of multi-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
For the equity markets to rebound, investors will likely require confidence in the future of the economy, as well as in the integrity of our business community. The announcements of executive malfeasance, beginning with Enron's collapse last fall, can hardly be dismissed, and corporate America must work all that much harder to assure investors that their financial reportings are solid, and not simply contrivances to garner Wall Street's short-term favor. When investor trust is restored, we believe the market will likely be on its way toward a brighter future.

With the recent stream of promising economic news, we believe the stock markets can return to strength. In turn, much-needed equity capital will likely be available to advance corporate strategic visions in 2003.

In our opinion, the prospect for bonds is cautiously promising. Inflation is currently not a threat, but we do think that an eventual pickup in the economy is likely to lead to gradually rising interest rates. If such a scenario is played out, we expect bond prices to give back some of their recent gains, as fixed-income securities drop in value when interest rates move higher.

Nonetheless, we contend that recent turbulence in the stock market has offered investors the evidence that the financial markets indeed have their various risks, and that to remain invested for the long term, one must be broadly diversified. To us at Delaware Investments, that means a combination of equity and fixed-income funds. By meeting with your financial advisor, you can update your financial goals, and in so doing, determine an appropriate mix of these two significant asset classes within your portfolio.

Thank you for your continued confidence in, and commitment to, Delaware Investments.


Sincerely,


/S/ David K. Downes
-------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                     Delaware Growth Opportunities Fund
  Management Review                           October 10, 2002

Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
The past fiscal year was marked by volatility as markets started off the year with a strong rebound from post-September 11 lows, but finished the year with substantial declines that resulted in new lows being set. Among the factors that drove stocks down during the year were a loss of confidence in companies' financial statements, concerns over the impact of global events, and fears that a tepid economic rebound might eventually result in a "double-dip" recession.

Delaware Growth Opportunities Fund returned -12.04% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended September 30, 2002. The Fund surpassed its benchmark index, the Russell Midcap Growth Index, by more than 300 basis points, as it lost -15.50% during the same period. In comparison, the small-capitalization Russell 2000 Growth Index and the large-capitalization Russell 1000 Growth Index both lost -18.16% and -22.51%, respectively. Also, the Fund outperformed its peer group, the Lipper Multi-Cap Growth Funds Average, which fell -20.38% during the period.

Portfolio Highlights
Much of the market's overall decline was the result of the continued reduction in corporate capital spending, which led many technology-related companies to continuously revise downward their future revenue and earnings estimates. Among the companies in the portfolio that were impacted by the technology spending slowdown were Xilinx and Sonus Networks. We closed our position in Sonus Networks during the Fund's fiscal year as its long-term viability came into question. We bought Xilinx in early 2002 based upon attractive valuations. Despite its decline, we believe it remains a solid company and would be one of the prime beneficiaries of a rebound in technology-related spending.

The portfolio also suffered during the year from its exposure to cable-related stocks, which were impacted by questions over the quality of their financial statements and reduced forecasts of subscriber growth. We sold off all of our holdings in Adelphia Communications during the past fiscal year and closed out our remaining position in Charter Communications shortly after the fiscal year ended.

Consumer and financial stocks were the best performers during the year, and the portfolio's comparative outperformance was helped by our overweighted position in these sectors. Homebuilding stocks benefited from lower interest rates, and we added Lennar to the portfolio during the year, which provided a return in excess of +50 percent. Kohl's and Bed Bath & Beyond were two retailers that performed well, as each reported strong earnings and sales growth throughout the Fund's fiscal year.

Insurers also showed sound gains as they benefited from strong pricing trends. ACE Limited was one of the insurance companies that contributed positively to performance, and we closed out our position during the year in order to capture the gains on the stock.

Outlook
Looking forward, while we are dismayed by the market's continued weakness, we are hopeful that we are near a bottom and that the market's current level reflects investors' most pessimistic viewpoint. As more and more companies have warned about their future growth prospects, expectations have been universally lowered, therefore increasing the possibility of future positive earnings surprises. Throughout the current bear market, we have maintained our focus on finding and holding those companies that have dominant positions in their respective industries. It is still our belief that these companies will be able to survive a macroeconomic shortfall and ultimately thrive when conditions improve.

Delaware Growth Opportunities Fund

Top 10 Holdings
As of September 30, 2002
                                                                     Percentage
Company                             Sector                         of Net Assets
--------------------------------------------------------------------------------
   1. Kohl's                        Consumer Non-Durable/Retail         4.51%
--------------------------------------------------------------------------------
   2. PartnerRe                     Insurance                           3.57%
--------------------------------------------------------------------------------
   3. Darden Restaurants            Consumer Services/Restaurants       3.52%
--------------------------------------------------------------------------------
   4. Bed Bath & Beyond             Consumer Non-Durable/Retail         3.30%
--------------------------------------------------------------------------------
   5. Dollar Tree Stores            Consumer Non-Durable/Retail         3.19%
--------------------------------------------------------------------------------
   6. TCF Financial                 Banking & Finance                   2.90%
--------------------------------------------------------------------------------
   7. Allergan                      Healthcare & Pharmaceuticals        2.50%
--------------------------------------------------------------------------------
   8. Cooper Cameron                Energy                              2.27%
--------------------------------------------------------------------------------
   9. AmerisourceBergen             Healthcare & Pharmaceuticals        2.27%
--------------------------------------------------------------------------------
  10. Brinker International         Consumer Services/Restaurants       2.26%
--------------------------------------------------------------------------------

New
  at Delaware
--------------------------------------------------------------------------------

Simplify your life.                                        DELAWARE
   MANAGE YOUR INVESTMENTS                                 e:delivery
                     ONLINE!                               ONLINE, ALL THE TIME

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 AM to 8:00 PM ET, Monday through Friday to assist with any questions.

--------------------------------------------------------------------------------

Delaware
  Growth Opportunities Fund

Fund Basics
As of September 30, 2002
------------------------------------------
Fund Objective:
The Fund seeks long-term capital growth.
------------------------------------------
Total Fund Net Assets:
$410.11 million
------------------------------------------
Number of Holdings:
59
------------------------------------------
Fund Start Date:
March 27, 1986
------------------------------------------
Your Fund Manager:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.
------------------------------------------
Nasdaq Symbols:
Class A  DFCIX
Class B  DFBIX
Class C  DEEVX

Fund Performance
Average Annual Total Returns
Through September 30, 2002       Lifetime     10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
Excluding Sales Charge            +14.62%      +7.79%       +0.02%     -12.04%
Including Sales Charge            +14.21%      +7.15%       -1.16%     -17.08%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge             +5.99%                   -0.68%     -12.67%
Including Sales Charge             +5.99%                   -0.84%     -17.04%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge             +3.90%                   -0.68%     -12.66%
Including Sales Charge             +3.90%                   -0.68%     -13.53%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been effected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 3/27/86), 10-year, five-year, and one-year periods ended September 30, 2002 for Delaware Growth Opportunities Fund's Institutional Class shares were +14.83%, +8.12%, +0.34%, and -11.71%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Nasdaq Institutional Class symbol: DFDIX

Performance of a $10,000 Investment
September 30, 1992 through September 30, 2002

Growth Opportunities - Growth of $10,000 Mountain chart

                                                   Russell Midcap
    Dates         Growth Opportunties Fund          Growth Index
  9/30/1992                $9,425                      $10,000
  9/30/1993               $11,857                      $13,133
  9/30/1994               $11,995                      $13,452
  9/30/1995               $14,639                      $17,443
  9/30/1996               $17,727                      $20,292
  9/30/1997               $19,931                      $26,307
  9/30/1998               $18,279                      $23,843
  9/30/1999               $25,342                      $32,710
  9/30/2000               $44,858                      $52,452
  9/30/2001               $22,678                      $25,300
  9/30/2002               $19,948                      $21,379

Chart assumes $10,000 invested on September 30, 1992 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell Midcap Growth Index is an unmanaged index that generally measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                     Delaware Growth Opportunities Fund
  of Net Assets                               September 30, 2002


                                                          Number of   Market
                                                           Shares     Value
Common Stock - 92.54%
Aerospace & Defense - 1.19%
*+L-3 Communications                                       92,400 $ 4,869,480
                                                                  -----------
                                                                    4,869,480
                                                                  -----------
Banking & Finance - 16.75%
 Countrywide Credit Industries                            133,800   6,308,670
 Lehman Brothers Holdings                                 118,300   5,802,615
 Mercantile Bankshares                                    206,700   7,889,739
 Moody's Investors Services                               119,200   5,781,200
 New York Community Bancorp                               200,900   5,659,353
 North Fork Bancorporation                                110,700   4,188,888
 Synovus Financial                                        205,900   4,245,658
 T Rowe Price Group                                       315,300   7,869,888
 TCF Financial                                            280,700  11,882,030
 Zions Bancorporation                                     208,300   9,067,299
                                                                  -----------
                                                                   68,695,340
                                                                  -----------
Basic Industry/Capital Goods - 0.85%
+Mettler-Toledo International                             134,000   3,484,000
                                                                  -----------
                                                                    3,484,000
                                                                  -----------
Buildings & Materials - 3.25%
 Centex                                                   188,300   8,351,105
*Lennar                                                    89,300   4,981,154
                                                                  -----------
                                                                   13,332,259
                                                                  -----------
Business Services/Media & Publishing - 2.32%
+Lamar Advertising                                        212,300   6,443,305
+Valassis Communications                                   87,200   3,058,104
                                                                  -----------
                                                                    9,501,409
                                                                  -----------
Business Services/Other - 3.06%
 *Manpower                                                187,700   5,507,118
 +Robert Half International                               351,900   5,584,653
*+United Rentals                                          174,800   1,475,312
                                                                  -----------
                                                                   12,567,083
                                                                  -----------
Consumer Non-Durable/Retail - 13.94%
+Bed Bath & Beyond                                        416,100  13,552,377
+Dollar Tree Stores                                       594,300  13,098,372
+Kohl's                                                   304,100  18,492,321
+Staples                                                  458,800   5,868,052
+Williams & Sonoma                                        260,200   6,148,526
                                                                  -----------
                                                                   57,159,648
                                                                  -----------
Consumer Non-Durable/Textiles & Apparel - 3.92%
 Cintas                                                   205,200   8,601,984
+Jones Apparel Group                                      244,100   7,493,870
                                                                  -----------
                                                                   16,095,854
                                                                  -----------
Consumer Services/Entertainment & Leisure - 3.47%
*+Charter Communications Class A                        1,318,800   2,452,968
  Marriott International Class A                          177,000   5,131,230
 *Royal Caribbean Cruises                                 417,700   6,649,784
                                                                  -----------
                                                                   14,233,982
                                                                  -----------

                                                          Number of   Market
                                                           Shares     Value
Common Stock (Continued)
Consumer Services/Other - 1.04%
*+Host Marriott                                           459,100 $ 4,260,448
                                                                  -----------
                                                                    4,260,448
                                                                  -----------
Consumer Services/Restaurants - 5.78%
+Brinker International                                    358,400   9,282,560
 Darden Restaurants                                       595,300  14,430,072
                                                                  -----------
                                                                   23,712,632
                                                                  -----------
Energy - 4.52%
+Cooper Cameron                                           222,900   9,308,304
 Devon Energy                                              75,800   3,657,350
+Nabors Industries                                        170,200   5,574,050
                                                                  -----------
                                                                   18,539,704
                                                                  -----------
Healthcare & Pharmaceuticals - 11.61%
 +Accredo Health                                           89,100   4,248,288
  Allergan                                                188,600  10,259,840
  AmerisourceBergen                                       130,200   9,298,884
 +Guidant                                                 112,200   3,625,182
*+IDEC Pharmaceuticals                                    144,600   6,003,792
 +Medimmune                                               405,300   8,458,611
 +Millennium Pharmaceuticals                              614,400   5,726,208
                                                                  -----------
                                                                   47,620,805
                                                                  -----------
Insurance - 9.54%
  Ambac Financial Group                                   116,250   6,264,713
  Fidelity National Financial                             295,300   8,483,969
  PartnerRe                                               304,300  14,661,174
*+Willis Group Holdings                                   208,400   6,979,316
  XL Capital Limited                                       37,100   2,726,850
                                                                  -----------
                                                                   39,116,022
                                                                  -----------
Technology/Communications - 3.69%
+Applied Micro Circuits                                 1,033,800   2,956,668
+Brocade Communications Systems                           321,200   2,418,636
+Ciena                                                    983,619   2,921,348
+Emulex                                                   319,000   3,591,940
+Intersil Holdings                                        251,600   3,260,736
                                                                  -----------
                                                                   15,149,328
                                                                  -----------
Technology/Hardware - 5.31%
+Altera                                                   204,000   1,768,680
 Linear Technology                                        301,000   6,236,720
+Network Appliance                                        504,000   3,694,320
+Novellus Systems                                         126,100   2,624,141
+Xilinx                                                   470,000   7,443,860
                                                                  -----------
                                                                   21,767,721
                                                                  -----------
Technology/Software - 0.44%
+VERITAS Software                                         122,650   1,804,182
                                                                  -----------
                                                                    1,804,182
                                                                  -----------
Transportation - 1.86%
*+Ryanair Holdings ADR                                    224,500   7,608,305
                                                                  -----------
                                                                    7,608,305
                                                                  -----------
Total Common Stock (cost $432,282,278)                            379,518,202
                                                                  -----------

Statement                                    Delaware Growth Opportunities Fund
  of Net Assets (continued)

                                                       Principal       Market
                                                         Amount        Value

Repurchase Agreements - 8.91%
  With BNP Paribas 1.87%
    10/1/02 (dated 9/30/02,
    collateralized by $13,320,000
    U.S. Treasury Bills due
    2/13/03, market value $13,243,026)                $12,950,000  $ 12,950,000
  With J. P. Morgan Securities
    1.80% 10/1/02 (dated 9/30/02,
    collateralized by $10,872,000
    U.S. Treasury Bills due
    12/26/02, market value $10,834,968)                10,622,000    10,622,000
  With UBS Warburg 1.87%
    10/1/02 (dated 9/30/02,
    collateralized by $11,436,000
    U.S. Treasury Notes 7.875% due
    11/15/04, market value $13,215,920)                12,949,000    12,949,000
                                                                   ------------
Total Repurchase Agreements
  (cost $36,521,000)                                                 36,521,000
                                                                   ------------

Total Market Value of Securities - 101.45%
  (cost $468,803,278)                                               416,039,202
Liabilities Net of Receivables
  and Other Assets - (1.45%)                                         (5,927,441)
                                                                   ------------
Net Assets Applicable to 30,993,176
  Shares Outstanding - 100.00%                                     $410,111,761
                                                                   ============

Net Asset Value - Delaware Growth Opportunities Fund
  Class A ($357,438,386 / 26,868,670 Shares)                             $13.30
                                                                         ------
Net Asset Value - Delaware Growth Opportunities Fund
  Class B ($26,389,339 / 2,199,898 Shares)                               $12.00
                                                                         ------
Net Asset Value - Delaware Growth Opportunities Fund
  Class C ($6,397,653 / 520,838 Shares)                                  $12.28
                                                                         ------
Net Asset Value - Delaware Growth Opportunities Fund
  Institutional Class ($19,886,383 / 1,403,770 Shares)                   $14.17
                                                                         ------

Components of Net Assets at September 30, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                               $555,100,633
Accumulated net realized loss on investments                        (92,224,796)
Net unrealized depreciation of investments                          (52,764,076)
                                                                   ------------
Total net assets                                                   $410,111,761
                                                                   ============

*Fully or partial on loan. See Note 7 in "Notes to Financial Statements". +Non-income producing security for the year ended September 30, 2002.

Net Asset Value and Offering Price per Share -
  Delaware Growth Opportunities Fund
Net asset value Class A (A)                                              $13.30
Sales charge (5.75% of offering price, or 6.09%
  of amount invested per share) (B)                                        0.81
                                                                         ------
Offering price                                                           $14.11
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                  Delaware Growth Opportunities Fund
  of Operations                            Year Ended September 30, 2002

Investment Income:
  Dividends                                           $ 2,786,185
  Interest                                                771,853
  Securities lending income                               131,965      $  3,690,003
                                                      -----------      ------------

Expenses:
  Management fees                                       4,206,000
  Distribution expenses -- Class A                      1,484,537
  Distribution expenses -- Class B                        375,902
  Distribution expenses -- Class C                         89,433
  Dividend disbursing and transfer agent fees
    and expenses                                        1,660,350
  Accounting and administration expenses                  245,240
  Reports and statements to shareholders                  198,890
  Professional fees                                        50,780
  Custodian fees                                           29,151
  Trustees' fees                                           23,700
  Registration fees                                        12,957
  Other                                                   166,908
                                                      -----------
                                                                          8,543,848
  Less expenses paid indirectly                                             (14,066)
                                                                       ------------
  Total expenses                                                          8,529,782
                                                                       ------------

Net Investment Loss                                                      (4,839,779)
                                                                       ------------

Net Realized and Unrealized Loss on Investments:
  Net realized loss on investments                                      (27,687,998)
  Net change in unrealized appreciation/depreciation
    of investments                                                      (15,878,336)
                                                                       ------------

Net Realized and Unrealized Loss on Investments                         (43,566,334)
                                                                       ------------

Net Decrease in Net Assets Resulting from Operations                   $(48,406,113)
                                                                       ============

See accompanying notes

Statements                                   Delaware Growth Opportunities Fund
  of Changes in Net Assets

                                                                           Year Ended
                                                                   9/30/02            9/30/01
Decrease in Net Assets from Operations:
  Net investment loss                                          $  (4,839,779)      $  (6,318,645)
  Net realized loss on investments                               (27,687,998)        (55,316,852)
  Net change in unrealized appreciation/depreciation
    of investments                                               (15,878,336)       (519,969,211)
                                                               -------------       -------------
  Net decrease in net assets resulting from operations           (48,406,113)       (581,604,708)
                                                               -------------       -------------

Dividends and Distributions to Shareholders from:
  Net realized gain on investments:
    Class A                                                               --        (229,187,796)
    Class B                                                               --         (18,197,843)
    Class C                                                               --          (3,679,894)
    Institutional Class                                                   --          (9,327,932)

In excess of net realized gain on investments*:
    Class A                                                               --          (8,809,096)
    Class B                                                               --            (699,455)
    Class C                                                               --            (141,441)
    Institutional Class                                                   --            (358,530)
                                                               -------------       -------------
                                                                          --        (270,401,987)
                                                               -------------       -------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                       23,947,750          60,473,234
    Class B                                                        4,221,731          14,255,589
    Class C                                                        2,599,859           4,587,029
    Institutional Class                                            5,592,379          15,123,841

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                               --         218,227,670
    Class B                                                               --          17,954,021
    Class C                                                               --           3,599,012
    Institutional Class                                                   --           9,684,711
                                                               -------------       -------------
                                                                  36,361,719         343,905,107
                                                               -------------       -------------
  Cost of shares repurchased:
    Class A                                                     (105,038,299)       (135,348,566)
    Class B                                                      (11,061,000)        (16,351,143)
    Class C                                                       (3,427,703)         (3,767,597)
    Institutional Class                                           (5,435,286)        (11,093,674)
                                                               -------------       -------------
                                                                (124,962,288)       (166,560,980)
                                                               -------------       -------------
  Increase (decrease) in net assets derived from
    capital share transactions                                   (88,600,569)        177,344,127
                                                               -------------       -------------
Net Decrease in Net Assets                                      (137,006,682)       (674,662,568)

Net Assets:
  Beginning of period                                            547,118,443       1,221,781,011
                                                               -------------       -------------
  End of period                                                $ 410,111,761       $ 547,118,443
                                                               =============       =============

*Distributions which exceed net realized gains for financial reporting purposes but not for tax purpose are reported as distributions in excess of net realized gains.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Growth Opportunities Fund Class A
-----------------------------------------------------------------------------------------------------------------------

                                                                                      Year Ended
                                                              9/30/02     9/30/01      9/30/00     9/30/99      9/30/98
Net asset value, beginning of period                          $15.120     $40.070      $26.350     $22.470      $30.450

Income (loss) from investment operations:
Net investment loss(1)                                         (0.136)     (0.161)      (0.324)     (0.204)      (0.237)
Net realized and unrealized gain (loss) on investments         (1.684)    (15.954)      19.064       8.014       (1.873)
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (1.820)    (16.115)      18.740       7.810       (2.110)
                                                              -------     -------      -------     -------      -------
Less dividends and distributions from:
Net realized gain on investments                                   --      (8.508)      (5.020)     (3.930)      (5.870)
In excess of net realized gain on investments                      --      (0.327)          --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --      (8.835)      (5.020)     (3.930)      (5.870)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $13.300     $15.120      $40.070     $26.350      $22.470
                                                              =======     =======      =======     =======      =======

Total return(2)                                               (12.04%)    (49.45%)      77.02%      38.64%       (8.28%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $357,438    $479,825   $1,086,472    $649,052     $566,734
Ratio of expenses to average net assets                         1.46%       1.43%        1.25%       1.37%        1.40%
Ratio of net investment loss to average net assets             (0.81%)     (0.74%)      (0.91%)     (0.83%)      (0.92%)
Portfolio turnover                                                97%        121%         123%        114%         115%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Growth Opportunities Fund Class B
-----------------------------------------------------------------------------------------------------------------------

                                                                                      Year Ended
                                                              9/30/02     9/30/01      9/30/00     9/30/99      9/30/98
Net asset value, beginning of period                          $13.730     $37.520      $25.060     $21.680      $29.750

Income (loss) from investment operations:
Net investment loss(1)                                         (0.238)     (0.296)      (0.545)     (0.367)      (0.408)
Net realized and unrealized gain (loss) on investments         (1.492)    (14.659)      18.025       7.677       (1.792)
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (1.730)    (14.955)      17.480       7.310       (2.200)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --      (8.508)      (5.020)     (3.930)      (5.870)
In excess of net realized gain on investments                      --      (0.327)          --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --      (8.835)      (5.020)     (3.930)      (5.870)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $12.000     $13.730      $37.520     $25.060      $21.680
                                                              =======     =======      =======     =======      =======

Total return(2)                                               (12.67%)    (49.79%)      75.81%      37.67%       (8.92%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $26,389     $36,606      $79,335     $26,941      $18,470
Ratio of expenses to average net assets                         2.16%       2.13%        1.95%       2.07%        2.10%
Ratio of net investment loss to average net assets             (1.51%)     (1.44%)      (1.61%)     (1.53%)      (1.62%)
Portfolio turnover                                                97%        121%         123%        114%         115%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Growth Opportunities Fund Class C
-----------------------------------------------------------------------------------------------------------------------

                                                                                      Year Ended
                                                              9/30/02     9/30/01      9/30/00     9/30/99      9/30/98
Net asset value, beginning of period                          $14.060     $38.180      $25.440     $21.950      $30.050

Income (loss) from investment operations:
Net investment loss(1)                                         (0.241)     (0.300)      (0.552)     (0.369)      (0.411)
Net realized and unrealized gain (loss) on investments         (1.539)    (14.985)      18.312       7.789       (1.819)
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (1.780)    (15.285)      17.760       7.420       (2.230)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --      (8.508)      (5.020)     (3.930)      (5.870)
In excess of net realized gain on investments                      --      (0.327)          --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --      (8.835)      (5.020)     (3.930)      (5.870)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $12.280     $14.060      $38.180     $25.440      $21.950
                                                              =======     =======      =======     =======      =======

Total return(2)                                               (12.66%)    (49.80%)      75.77%      37.65%       (8.89%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,398      $8,145      $15,555      $5,945       $3,576
Ratio of expenses to average net assets                         2.16%       2.13%        1.95%       2.07%        2.10%
Ratio of net investment loss to average net assets             (1.51%)     (1.44%)      (1.61%)     (1.53%)      (1.62%)
Portfolio turnover                                                97%        121%         123%        114%         115%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Delaware Growth Opportunities Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------

                                                                                      Year Ended
                                                              9/30/02     9/30/01      9/30/00     9/30/99      9/30/98
Net asset value, beginning of period                          $16.050    $ 41.810      $27.260     $23.070     $ 31.010

Income (loss) from investment operations:
Net investment loss(1)                                         (0.085)     (0.095)      (0.227)     (0.131)      (0.160)
Net realized and unrealized gain (loss) on investments         (1.795)    (16.830)      19.797       8.251       (1.910)
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (1.880)    (16.925)      19.570       8.120       (2.070)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --      (8.508)      (5.020)     (3.930)      (5.870)
In excess of net realized gain on investments                      --      (0.327)          --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --      (8.835)      (5.020)     (3.930)      (5.870)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $14.170     $16.050     $ 41.810     $27.260      $23.070
                                                              =======     =======      =======     =======      =======

Total return(2)                                               (11.71%)    (49.30%)      77.55%      39.08%       (7.99%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $19,886     $22,542      $40,419     $19,645      $95,200
Ratio of expenses to average net assets                         1.16%       1.13%        0.95%       1.07%        1.10%
Ratio of net investment loss to average net assets             (0.51%)     (0.44%)      (0.61%)     (0.53%)      (0.62%)
Portfolio turnover                                                97%        121%         123%        114%         115%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                         Delaware Growth Opportunities Fund
  to Financial Statements                     September 30, 2002


Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and the related notes pertain to the Delaware Growth Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $13,581 for the year ended September 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended September 30, 2002 were approximately $485. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

Notes                                         Delaware Growth Opportunities Fund
  to Financial Statements


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At September 30, 2002, the fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                $3,194
Other expenses payable to DMC and affiliates                             7,230

For the year ended September 30, 2002, DDLP earned $39,478 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended September 30, 2002, the Fund made purchases of $509,131,057 and sales of $599,384,123 of investment securities other than short-term investments.

At September 30, 2002, the cost of investments for federal income tax purposes was $486,087,672. At September 30, 2002, net unrealized depreciation was $70,048,470, of which $50,247,629 related to unrealized appreciation of investments and $120,296,099 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended September 30, 2002 and 2001 was as follows:

                                                  9/30/02       9/30/01
                                                 ---------     ---------
Ordinary income                                     $--       $ 21,056,770
Long-term capital gain                               --        249,345,217
                                                 ---------    ------------
Total                                               $--       $270,401,987
                                                 =========    ============

As of September 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                      $555,100,633
Capital loss carryforwards                                          (47,346,190)
Post-October losses                                                 (27,594,212)
Unrealized depreciation of investments                              (70,048,470)
                                                                   ------------
Net assets                                                         $410,111,761
                                                                   ============

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $47,346,190 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through September 30, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                       Year Ended
                                               9/30/02         9/30/01
Shares sold:
  Class A                                     1,408,121       2,604,697
  Class B                                       272,367         642,330
  Class C                                       167,153         208,896
  Institutional Class                           312,359         565,903

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                            --       8,393,476
  Class B                                            --         755,420
  Class C                                            --         148,007
  Institutional Class                                --         351,700
                                             ----------      ----------
                                              2,160,000      13,670,429
                                             ----------      ----------

Shares repurchased:
  Class A                                    (6,276,827)     (6,374,982)
  Class B                                      (738,806)       (845,917)
  Class C                                      (225,736)       (184,858)
  Institutional Class                          (312,986)       (479,932)
                                             ----------      ----------
                                             (7,554,355)     (7,885,689)
                                             ----------      ----------
Net increase (decrease)                      (5,394,355)      5,784,740
                                             ==========      ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2002, or at any time during the year.

Notes                                        Delaware Growth Opportunities Fund
  to Financial Statements


7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at September 30, 2002 was $30,884,808 and $31,851,600, respectively.

8. Credit and Market Risks
The Fund invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV -- Delaware Growth
Opportunities Fund

We have audited the accompanying statement of net assets of Delaware Growth Opportunities Fund (the "Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth Opportunities Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
November 8, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)     Chairman             2 Years            Since January 1, 2000,         89(5)           None
   2005 Market Street         and Trustee                             Mr. Haldeman has served in
    Philadelphia, PA                                                various capacities at different
         19103                                                      times at Delaware Investments(2)

    October 29, 1948                                                   President/Chief Operating
                                                                           Officer/Director -
                                                                        United Asset Management
                                                                     (January 1998 - January 2000)

                                                                          Partner/Director -
                                                                        Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                      (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -Mr.            Downes has                107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              14 Years              Board Chairman -           107             None
 460 North Gulph Road                                                  Citadel Constructors, Inc.
 King of Prussia, PA                                                        (1989 - Present)
        19406

   October 1, 1927

   John H. Durham                Trustee             23 Years(4)           Private Investor            107            Trustee -
    P.O. Box 819                                                                                                 Abington Memorial
 Gwynedd Valley, PA                                                                                             Hospital Foundation
       19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              1 Year                   President -             89(5)          Director -
  P.O. Box 3003                                                        Franklin & Marshall College               Sovereign Bancorp
  Lancaster, PA                                                          (June 2002 - Present)
     17604
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Anthony D. Knerr               Trustee              12 Years        Founder/Managing Director -      107             None
  500 Fifth Avenue                                                    Anthony Knerr & Associates
    New York, NY                                                        (Strategic Consulting)
       10110                                                               (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              13 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 785 Park Avenue                                                         National Gallery of Art                 Recoton Corporation
   New York, NY                                                              (1994 - 1999)
     10021                                                                                                            Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              8 Years                President/Chief           107       Director - Valmont
200 South Fifth Street                                                     Executive Officer -                    Industries, Inc.
   Suite 2100                                                               MLM Partners, Inc.
   Minneapolis, MN                                                      (Small Business Investing                  Director - ACI
       55402                                                                 and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              3 Years           Vice President Treasurer -     107             None
  Building 220-13W-37                                                         3M Corporation
    St. Paul, MN                                                          (July 1995 - Present)
       55144
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   William E. Dodge            Executive Vice         2 Years          Executive Vice President and    107             None
  2005 Market Street           President and                            Chief Investment Officer -
   Philadelphia, PA           Chief Investment                              Equity of Delaware
       19103                  Officer - Equity                       Investment Advisers, a series of
                                                                            Delaware Management
   June 29, 1949                                                              Business Trust
                                                                          (April 1999 - Present)

                                                                            President, Director
                                                                             of Marketing and
                                                                         Senior Portfolio Manager -
                                                                         Marvin & Palmer Associates
                                                                          (Investment Management)
                                                                        (August 1996 - April 1999)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Jude T. Driscoll(6)        Executive Vice          1 Year        Executive Vice President and       107             None
   2005 Market Street         President and                            Head of Fixed-Income of
    Philadelphia, PA             Head of                            Delaware Investment Advisers,
       19103                   Fixed-Income                            a series of Delaware
                                                                      Management Business Trust
   March 10, 1963                                                      (August 2000 - Present)

                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                      Conseco Capital Management
                                                                      (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

   Richard J. Flannery     Executive Vice President,  4 Years       Mr. Flannery has served in         107             None
   2005 Market Street        General Counsel and                   various executive capacities
    Philadelphia, PA     Chief Administrative Officer                 at different times at
       19103                                                          Delaware Investments.

   September 30, 1957

   Richelle S. Maestro      Senior Vice President,    3 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                          at different times at
       19103                                                            Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    6 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                       Affiliated Officers                      Contact Information
Walter P. Babich                        William E. Dodge                         Investment Manager
Board Chairman                          Executive Vice President and             Delaware Management Company
Citadel Constructors, Inc.              Chief Investment Officer, Equity         Philadelphia, PA
King of Prussia, PA                     Delaware Investments Family of Funds
                                        Philadelphia, PA                         International Affiliate
David K. Downes                                                                  Delaware International Advisers Ltd.
President and Chief Executive Officer   Jude T. Driscoll                         London, England
Delaware Investments Family of Funds    Executive Vice President and
Philadelphia, PA                        Head of Fixed Income                     National Distributor
                                        Delaware Investments Family of Funds     Delaware Distributors, L.P.
John H. Durham                          Philadelphia, PA                         Philadelphia, PA
Private Investor
Gwynedd Valley, PA                      Richard J. Flannery                      Shareholder Servicing, Dividend
                                        President and Chief Executive Officer    Disbursing and Transfer Agent
John A. Fry                             Delaware Distributors, L.P.              Delaware Service Company, Inc.
President                               Philadelphia, PA                         2005 Market Street
Franklin & Marshall College                                                      Philadelphia, PA 19103-7094
Lancaster, PA                           Richelle S. Maestro
                                        Senior Vice President,                   For Shareholders
Anthony D. Knerr                        Deputy General Counsel and Secretary     800 523-1918
Consultant                              Delaware Investments Family of Funds
Anthony Knerr & Associates              Philadelphia, PA                         For Securities Dealers and Financial
New York, NY                                                                     Institutions Representatives Only
                                        Michael P. Bishof                        800 362-7500
Ann R. Leven                            Senior Vice President and Treasurer
Former Treasurer/Chief Fiscal Officer   Delaware Investments Family of Funds     Web site
National Gallery of Art                 Philadelphia, PA                         www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6848)                                                       Printed in the USA
AR-016 [9/02] IVES                                                        J8736